Exhibit 10.25

EXECUTION VERSION

WILLIS ENGINE SECURITIZATION TRUST,

as issuer of Series 2008-A1 Notes,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

GENERAL SUPPLEMENT 2008-1

Dated as of March 28, 2008

to

INDENTURE

amended and restated as of December 13, 2007

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

Section 1.01.	Definitions	1

ARTICLE II

AMENDMENTS

Section 2.01.	Definition of Hedged Leases	1
Section 2.02.	Definition of Aggregate Adjusted Borrowing Value	2
Section 2.03.	Issuance of Definitive Notes	2
Section 2.04.	Exchange and Cancellation	2
Section 2.05.	Book-Entry Note Registration	4
Section 2.06.	Notices	5

ARTICLE III

EFFECTIVE DATE

Section 3.01.	Effective Date	5

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.	Ratification of Indenture	6
Section 4.02.	Counterparts	6
Section 4.03.	Governing Law; Jurisdiction	6
Section 4.04.	Notices to Rating Agencies	6
Section 4.05.	Amendments and Modifications	6
Section 4.06.	Waiver of Jury Trial	7

i

This GENERAL SUPPLEMENT 2008-1, dated as of March 28, 2008 (as amended, modified or supplemented from time to time, this “Supplement”), issued pursuant to, and incorporating the terms of, the Indenture, dated as of August 9, 2005 and amended and restated as of December 13, 2007 (as previously supplemented and as further amended, modified or supplemented from time to time, the “Indenture”), is entered into between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, WEST has requested that the Indenture Trustee agree to an amendment to the Indenture and, on behalf of the Indenture Trustee, WEST has delivered a notice of such request and proposed amendment to the Holders of all of the Notes issued under the Indenture, asking whether or not the Indenture Trustee should consent to such amendments;

WHEREAS, a Requisite Majority of the Holders of the Notes have consented to the amendments requested by WEST;

WHEREAS, WEST wishes to amend a provision of the Indenture dealing with the conversion of Book-Entry Notes and Definitive Notes in a manner that does not materially adversely affect the Holders of the Notes;

WHEREAS, WEST wishes to amend the Indenture in the foregoing respects and in other respects by the execution and delivery of this Supplement;

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.               Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture. The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

AMENDMENTS

Section 2.01.               Definition of Hedged Leases.  The definition of “Hedged Lease” is hereby amended and restated in its entirety to read as follows:

“Hedged Lease” means, as of any Determination Date, a Lease with more than one (1) year remaining in its term as of such Determination Date.

Section 2.02.               Definition of Aggregate Adjusted Borrowing Value.  The definition of “Aggregate Adjusted Borrowing Value” is hereby amended and restated in its entirety to read as follows:

“Aggregate Adjusted Borrowing Value” means, as of any date of determination, an amount equal to the sum of (i) the Adjusted Borrowing Values of all Engines then owned by any WEST Group Member (using the Adjusted Borrowing Values of such Engines as of the last day of the month immediately preceding such date of determination; provided that if any Engine has been acquired after the last day of such month but before or on such date of determination, the Initial Borrowing Value of such Engine shall be used in the determination), and (ii), during the Replacement Period in respect of each Engine that was the subject of an Engine Disposition in respect of which the Controlling Trustees have elected to reinvest all or a portion of the Modified Net Sale Proceeds in a Replacement Exchange, the amount of the Modified Net Sale Proceeds to be so reinvested, provided, however, that, for purposes of calculating Maximum Borrowing Base, Senior Borrowing Base, Junior Borrowing Base and Appraisal Deficiency Amount, (x) the Adjusted Borrowing Values of the Engines described in clause (i) shall be reduced by the aggregate amount of the Reserve Engine Adjusted Borrowing Values as of the date of determination, and (y) if all or a portion of the Adjusted Base Value of the Engine that was the subject of an Engine Disposition described in clause (ii) consists of a Reserve Engine Adjusted Borrowing Value, only the Modified Net Sale Proceeds in excess of such Reserve Engine Adjusted Borrowing Value of such Engine as of the date of such Engine Disposition shall be taken into account for purposes of clause (ii).

Section 2.03.               Issuance of Definitive Notes.  Section 2.01(e) is hereby amended by adding the following new clause (vii) at the end thereof:

“(vii)           Notwithstanding clause (i) of this Section 2.01(e), the Supplement authorizing the issuance of any Series of Additional Notes may provide that such Additional Notes may be issued as Definitive Notes upon a purchaser’s request.  In addition, WEST may elect to issue all or any portion of any Series of Additional Notes as Definitive Notes in a transaction that qualifies as a “private placement” under Section 4(2) of the Securities Act, whether pursuant to Regulation D of the Securities Act or on the basis of the facts and circumstances in respect of the issuance of such Definitive Note, provided that in each case, such Definitive Notes shall bear the legends described in Section 2.02.”

Section 2.04.               Exchange and Cancellation.  Article II is hereby amended by adding the following new Section 2.07A immediately following Section 2.07:

“Section 2.07A                                        Transfer and Cancellation.

A Holder may transfer a Definitive Note only by written application to the applicable Note Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture.  No such transfer shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer of such Definitive Note by the Note Registrar in the Register.

Prior to the due presentment for registration of transfer of a Definitive Note, WEST and the Indenture Trustee may deem to treat the applicable registered Holder as the absolute owner and Holder of such Definitive Note for the purpose of receiving payment of all amounts payable with respect to such Definitive Note and for all other purposes and shall not be affected by any notice to the contrary. The Note Registrar (if different from the Indenture Trustee) shall promptly notify the Indenture Trustee and the Indenture Trustee shall promptly notify WEST of each request for a registration of transfer of a Definitive Note by furnishing WEST a copy of such request.

Furthermore, any Holder of a Book-Entry Note shall, by acceptance of such Book-Entry Note, agree that, subject to Section 2.11(b) hereof, transfers of beneficial interests in such Book-Entry Note may be effected only through a book-entry system maintained by the Holder of such Book-Entry Note (or its agent) and that ownership of a beneficial interest in such Note shall be required to be reflected in a book-entry.

When Definitive Notes are presented to the Note Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested by the Holders if the requirements for such transactions are met (including, in the case of a transfer, that such Definitive Notes are duly endorsed or accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee and Note Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder).  To permit registrations of transfers and exchanges, WEST shall execute and the Indenture Trustee shall authenticate Definitive Notes at WEST’s request.  No service charge shall be made for any registration of transfer or exchange or redemption of the Notes.

WEST shall not be required to exchange or register the transfer of any Definitive Notes as above provided during the 15-day period preceding the Final Maturity Date of any such Definitive Notes or during a 15-day period preceding the first mailing of any notice of Optional Redemption of Notes to be redeemed or refinanced in a Refinancing.  WEST shall not be required to exchange or register the transfer of any Notes that have been selected, called or are being called for Optional Redemption except, in the case of any Notes where notice has been given that such Definitive Notes are to be redeemed in part, the portion thereof not so to be redeemed.

WEST at any time may deliver Definitive Notes to the Indenture Trustee for cancellation. The Indenture Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time (subject to the record retention requirements of the Exchange Act) any such Definitive Notes, together with any other Notes surrendered to it for registration of transfer, exchange or payment. WEST may not issue new Notes (other than Additional Notes issued in connection with any Refinancing) to replace Notes it has redeemed, paid or delivered to the Indenture Trustee for cancellation.”

Section 2.05.               Book-Entry Note Registration.  (a) Section 2.11(b) is hereby amended and restated in its entirety as follows:

“(b)  So long as DTC, or its nominee, is the registered owner or holder of a Book-Entry Note, DTC or such nominee, as the case may be, will be considered the sole owner or Noteholder represented by such Book-Entry Note for all purposes under this Indenture, the Supplements and the Book-Entry Notes.  No beneficial owner of an interest in a Book-Entry Note will be able to transfer that interest except in accordance with DTC’s applicable procedures (in addition to those under the Supplements and, if applicable, those of Clearstream and Euroclear).  Unless (a) DTC notifies WEST that it is unwilling or unable to continue as depository for a Book-Entry Note, (b) WEST elects to terminate the book-entry system for the Book-Entry Notes, or (c) an Event of Default has occurred and the Control Party of such Series certifies that continuation of a book-entry system through DTC (or a successor) for such Series is no longer in the best interests of such Noteholders of such Series, owners of beneficial interests in a Book-Entry Note will not be entitled to have any portion of such Book-Entry Note registered in their names, will not receive or be entitled to receive physical delivery of Notes in definitive form and will not be considered to be the owners or Noteholders under this Indenture, the Supplements or the Book-Entry Notes.  Upon the occurrence of any event described in the immediately preceding sentence, the Indenture Trustee shall notify all Holders of each affected Series, through DTC, of the occurrence of such event and of the availability of Definitive Notes of such Series; provided, however, that in no event shall the Regulation S Temporary Book-Entry Note be exchanged for Definitive Notes prior to the later of (x) the Exchange Date and (y) the date of receipt by WEST of any certificates determined by it to be required pursuant to Rule 903 under the Securities Act.

Upon surrender to the Indenture Trustee of the Book-Entry Notes of such Series held by DTC, accompanied by registration instructions from DTC for registration of Definitive Notes in the names of Holders of such Series, WEST shall issue and the Indenture Trustee shall authenticate and deliver the Definitive Notes of such Series to the beneficial owners of such Series or their nominees in accordance with the instructions of DTC.   None of WEST, the Note Registrar, the Paying Agent or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such registration instructions.

Upon the issuance of Definitive Notes of such Series, the Indenture Trustee shall recognize the Persons in whose name the Definitive Notes are registered in the Register as Holders hereunder.  Neither WEST nor the Indenture Trustee shall be liable if the Indenture Trustee or WEST is unable to locate a qualified successor to DTC.  Definitive Notes of any Series will be freely transferable and exchangeable for Definitive Notes of the same Series at the office of the Indenture Trustee or the office of a Note Registrar upon compliance with the requirements set forth herein.  In the case of a transfer of only part of a holding of Definitive Notes, a new Definitive Note shall be issued to the transferee in respect of the part transferred and a new Definitive Note in respect of the balance of the holding not transferred shall be issued to the transferor and may be obtained at the office of the applicable Note Registrar.”

Section 2.06.               Notices.  The Notice addresses for each of WEST and the Administrative Agent in Section 13.04 are hereby amended and restated in their entirety to read as follows:

“if to WEST, to:

Willis Engine Securitization Trust
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administrator
Facsimile: (302) 651-8882

with copies to:

Willis Engine Securitization Trust
c/o Willis Lease Finance Corporation
773 San Marin Drive, Suite 2215
Novato, California 94998
Attention: General Counsel
Facsimile: (415) 408-4702

and

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY 10036
Attention: William C. Bowers
Facsimile: (212) 858-1500

if to the Administrative Agent, to:

Willis Lease Finance Corporation
773 San Marin Drive, Suite 2215
Novato, California 94998
Attention: General Counsel
Facsimile: (415) 408-4702”

ARTICLE III

EFFECTIVE DATE

Section 3.01.               Effective Date.  This Supplement shall become effective upon the date first set forth above.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.               Ratification of Indenture.  As supplemented and amended by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 4.02.               Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 4.03.               Governing Law; Jurisdiction.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such courts being nominated as the forum or venue to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto consents to the granting of such legal or equitable relief as is deemed appropriate by such courts.

Section 4.04.               Notices to Rating Agencies.  Whenever any notice or other communication is required to be given to the Rating Agencies pursuant to the Indenture or this Supplement, such notice or communication shall be delivered as follows: (i) if to Moody’s, at Moody’s Investors Service, Inc., 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: ABS/RMBS Monitoring Department and (ii) if to Fitch, at One State Street Plaza, New York, New York 10004, Attention: ABS Monitoring Group — Equipment Leases. Any rights to notices conveyed to a Rating Agency pursuant to the terms of this Supplement shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to the Series 2008-A1 Notes.

Section 4.05.               Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended only in a written instrument signed by each of WEST and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms of) Section 9.01 and 10.02 of the Indenture, only with the prior written consent of the Majority of Holders or, with respect to the matters set forth in Sections 9.02(a) of the Indenture, the prior written consent of the Holders of all Series 2008-A1 Notes then Outstanding.

Section 4.06.               Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS SUPPLEMENT OR ANY OTHER SERIES 2008-A1 TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

[Signature page follows.]

IN WITNESS WHEREOF, WEST and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:	/s/ Aranka R. Paul
Name: Aranka R. Paul
Title: Assistant Vice President